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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2006
WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio		43085

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (614) 438-3210
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
On December 21, 2006, Worthington Industries, Inc. (the “Registrant”) conducted its quarterly conference call by the Registrant’s management, beginning at approximately 1:30 p.m., Eastern Time, to discuss the Registrant’s unaudited results for the three- and six-month periods ended November 30, 2006 and certain issues related to the outlook for the Registrant and its markets for the coming months. A copy of the transcript of the quarterly conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)-(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

99.1	Transcript of quarterly conference call held by management of Worthington Industries, Inc. on December 21, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Date: December 22, 2006	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-Administration, General
Counsel and Secretary